 Jammin Java Corp. 8-K

Exhibit 10.9

Note: March 15, 2016

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL SUM REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL SUM AND ACCRUED INTEREST SET FORTH BELOW.

5% CONVERTIBLE PROMISSORY NOTE

OF

JAMMIN JAVA CORP.

Issuance Date: March 15, 2016

Total Face Value of Note: $220,000

This Note is a duly authorized Convertible Promissory Note of Jammin Java Corp. a corporation duly organized and existing under the laws of the State of Nevada (the “Company”), designated as the Company’s 5% Convertible Promissory Note due December 15, 2016 (“Maturity Date”) in the principal amount of $220,000 (the “Note”).

For Value Received, the Company hereby promises to pay to the order of Duck Duck Spruce, LLC or its registered assigns or successors-in-interest (the “Holder”) the Principal Sum of $220,000 (the “Principal Sum”) and to pay “guaranteed” interest on the principal balance hereof at an amount equivalent to 5% of the Principal Sum, to the extent such Principal Sum and “guaranteed” interest and any other interest, fees, liquidated damages and/or items due to Holder herein have been repaid or converted into the Company’s Common Stock (the “Common Stock”), in accordance with the terms hereof. If the Company pays the Note off in full within 90 days following the Effective Date as per the pre-payment terms detailed below, the Holder agrees to waive the 5% interest charge. The sum of $200,000 shall be remitted and delivered to the Company, and $20,000 shall be retained by the Purchaser through an original issue discount (the “OID”) for due diligence and legal bills related to this transaction. The OID is set at 10% of any consideration paid.

Additionally, as an incentive to purchase this Note, Company will issue to the Holder 250,000 shares of the Company’s restricted common stock (the “Restricted Shares”).

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In addition to the “guaranteed” interest referenced above, and in the Event of Default pursuant to Section 2(a), additional interest will accrue from the date of the Event of Default at the rate equal to the lower of 10% per annum or the highest rate permitted by law (the “Default Rate”).

This Note will become effective only upon the execution by both parties, including the execution of Exhibits B, C and D and the Irrevocable Transfer Agent Instructions and delivery of the initial payment of consideration by the Holder (the “Effective Date”).

This Note may be prepaid by the Company, in whole or in part, according to the following schedule:

Days Since Effective Date	Prepayment Amount
Under 30	105% of Principal Sum plus Accrued Interest
31-60	110% of Principal Sum plus Accrued Interest
61-90	115% of Principal Sum plus Accrued Interest
91-120	120% of Principal Sum plus Accrued Interest
121-150	125% of Principal Sum plus Accrued Interest
151-180	130% of Principal Sum plus Accrued Interest

After 180 days from the Effective Date this Note may not be prepaid without written consent from Holder, which consent may be withheld, delayed or denied in Holder’s sole and absolute discretion. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Conversion Price” shall be equal to 65% of average of the two lowest closing prices of the Company’s common stock during the 10 consecutive trading days prior to the date on which Holder elects to convert all or part of the Note. For the purpose of calculating the Conversion Price only, any time after 4:00 pm Eastern Time (the closing time of the Principal Market) shall be considered to be the beginning of the next Business Day. If the Company is placed on “chilled” status with the Depository Trust Company (“DTC”), the discount shall be increased by 10%, i.e., from 35% to 45%, until such chill is remedied. If the Company is not Deposits and Withdrawal at Custodian (“DWAC”) eligible through their Transfer Agent and DTC’s Fast Automated Securities Transfer (“FAST”) system, the discount will be increased by 5%, i.e., from 35% to 40%,. In the case of both, the discount shall be a cumulative increase of 15%, i.e., from 35% to 50%. Any default of this Note not remedied within the applicable cure period will result in a permanent additional 5% increase, i.e., from 35% to 40%, in addition to any other discount, as provided above, to the Conversion Price discount. In the event that the Note is not in default at the time of a submission of a Conversion Notice to the Company, the Conversion Price shall be subject to a floor price of $0.05.

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“Principal Amount” shall refer to the sum of (i) the original principal amount of this Note (including the original issue discount, prorated if the Note has not been funded in full), (ii) all guaranteed and other accrued but unpaid interest hereunder, (iii) any fees due hereunder, (iv) liquidated damages, and (v) any default payments owing under the Note, in each case previously paid or added to the Principal Amount.

“Principal Market” shall refer to the primary exchange on which the Company’s common stock is traded or quoted.

“Trading Day” shall mean a day on which there is trading or quoting for any security on the Principal Market.

“Underlying Shares” means the shares of common stock into which the Note is convertible (including interest, fees, liquidated damages and/or principal payments in common stock as set forth herein) in accordance with the terms hereof.

The following terms and conditions shall apply to this Note:

Section 1.00

Conversion.

(a)

Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right beginning 180 days from the Date of Execution, at the Holder’s sole option, at any time and from time to time to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of Common Stock as per the Conversion Formula. The date of any conversion notice (“Conversion Notice”) hereunder shall be referred to herein as the “Conversion Date”.

(b)

Stock Certificates or DWAC. The Company will deliver to the Holder, or Holder’s authorized designee, no later than 3 Trading Days after the Conversion Date, a certificate or certificates (which certificate(s) shall be free of restrictive legends and trading restrictions if the shares of Common Stock underlying the portion of the Note being converted are eligible under a resale exemption pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) of the Securities Act of 1933, as amended) representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company’s transfer agent is participating in DTC’s FAST program, the Company shall instead use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) broker with DTC through its DWAC program (provided that the same time periods herein as for stock certificates shall apply).

(c)

Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, legal opinion and related charges, postage/mailing charge or any other expense with respect to the issuance of such Common Stock. Company shall pay all Transfer Agent fees incurred from the issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance. Any such fees or charges, as noted in this Section that are paid by the Holder (whether from the Company’s delays, outright refusal to pay, or otherwise), will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

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(d)

Delivery Timeline. If the Company fails to deliver to the Holder such certificate or certificates (or shares through the DWAC program) pursuant to this Section (free of any restrictions on transfer or legends, if eligible) prior to 4 Trading Days after the Conversion Date, the Company shall pay to the Holder as liquidated damages an amount equal to $1,000 per day, until such certificate or certificates are delivered. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder’s actual damages and costs resulting from a failure to deliver the Common Stock and the inclusion herein of any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs. Such liquidated damages will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

(e)

Reservation of Underlying Securities. The Company covenants that it will at all times reserve and keep available for Holder, out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, four times the number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section 1, but without regard to any ownership limitations contained herein) upon the conversion of this Note (consisting of the Principal Amount) to Common Stock (the “Required Reserve”). The Company covenants that all shares of Common Stock that shall be issuable will, upon issue, be duly authorized, validly issued, fully-paid, non-assessable and freely-tradable (if eligible). If the amount of shares on reserve in Holder’s name at the Company’s transfer agent for this Note shall drop below the Required Reserve, the Company will, within 2 Trading Days of notification from Holder, instruct the transfer agent to increase the number of shares so that the Required Reserve is met, and it is understood and acknowledged that if the Company’s transfer agent takes additional time to reflect the Required Reserve that this will not result in a breach by the Company. In the event that the Company does not instruct the transfer agent to increase the number of shares so that the Required Reserve is met, the Holder will be allowed, if applicable, to provide this instruction as per the terms of the Irrevocable Transfer Agent Instructions attached to this Note. The Company agrees that the maintenance of the Required Reserve is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

The Company agrees that this is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

(f)

Conversion Limitation. The Holder will not submit a conversion to the Company that would result in the Holder beneficially owning more than 9.99% of the then total outstanding shares of the Company (“Restricted Ownership Percentage”).

(g)

Conversion Delays. If the Company fails to deliver shares in accordance with the timeframe stated in Section 1.00(b), the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares. The rescinded conversion amount will be returned to the Principal Sum with the rescinded conversion shares returned to the Company, under the expectation that any returned conversion amounts will tack back to the Effective Date.

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(h)

Shorting and Hedging. Holder may not engage in any “shorting” or “hedging” transaction(s) in the Common Stock prior to conversion or at any time while holding shares of the Company’s Common Stock.

(i)

Conversion Right Unconditional. If the Holder shall provide a Conversion Notice as provided herein, the Company’s obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

Section 2.00

Defaults and Remedies.

(a)

Events of Default. An “Event of Default” is: (i) a default in payment of any amount due hereunder which default continues for more than 5 Trading Days after the due date; (ii) a default in the timely issuance of underlying shares upon and in accordance with terms of Section 1.00, which default continues for 3 Trading Days after the Company has failed to issue shares or deliver stock certificates within the 4th Trading Day following the Conversion Date; (iii) failure by the Company for 4 days after notice has been received by the Company to comply with any material provision of this Note; (iv) failure of the Company to remain compliant with DTC, thus incurring a “chilled” status with DTC; (v) if the Company is subject to any Bankruptcy Event; (vi) any failure of the Company to satisfy its periodic “filing” obligations under Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and guidelines issued by OTC Markets News Service, OTCMarkets.com and their affiliates; (vii) any failure of the Company to provide the Holder with information related to its corporate structure including, but not limited to, the number of authorized and outstanding shares, public float, etc. within 1 Trading Day of request by Holder; (viii) failure by the Company to maintain the Required Reserve in accordance with the terms of Section 1.00(e); (ix) failure of Company’s Common Stock to maintain a closing bid price in its Principal Market for more than 3 consecutive Trading Days; (x) any delisting from a Principal Market for any reason; (xi) failure by Company to pay any of its Transfer Agent fees in excess of $2,000 or to maintain a Transfer Agent of record; (xii) failure by Company to notify Holder of a change in Transfer Agent within 24 hours of such change; (xiii) any trading suspension imposed by the Securities and Exchange Commission (“SEC”) under Sections 12(j) or 12(k) of the 1934 Act; or (xiv) failure by the Company to meet all requirements necessary to satisfy the availability of Rule 144 to the Holder or its assigns, including but not limited to the timely fulfillment of its filing requirements as a fully-reporting issuer registered with the SEC, requirements for XBRL filings, and requirements for disclosure of financial statements on its website within 3 business days of notice by Holder.

(b)

Remedies. If an event of default occurs, the outstanding Principal Amount of this Note owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the “Mandatory Default Amount”. The Mandatory Default Amount means 130% of the outstanding Principal Amount of this Note. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, this Note shall accrue additional interest, in addition to the Note’s “guaranteed” interest, at a rate equal to the lesser of 10% per annum or the maximum rate permitted under applicable law. Finally, commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, an additional permanent 5% increase to the Conversion Price discount will go into effect. In connection with such acceleration described herein, the Holder need not provide, and the Issuer hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the note until such time, if any, as the Holder receives full payment pursuant to this Section 2.00(b). No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

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Section 3.00

Representations and Warranties of Holder.

Holder hereby represents and warrants to the Company that:

(a)

Holder is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended (the “1933 Act”), and will acquire this Note, the Restricted Shares and the Underlying Shares (collectively, the “Securities”) for its own account and not with a view to a sale or distribution thereof as that term is used in Section 2(a)(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. Holder has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of the Securities. Holder can bear the economic risk of the Securities, has knowledge and experience in financial business matters and is capable of bearing and managing the risk of investment in the Securities. Holder recognizes that the Securities have not been registered under the 1933 Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the 1933 Act or unless an exemption from registration is available. Holder has carefully considered and has, to the extent Holder believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, and has determined that the Securities are a suitable investment for it. Holder has not been offered the Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Holders’ knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Holder has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of Holder. The Company has not supplied Holder any information regarding the Securities or an investment in the Securities other than as contained in this Agreement, and Holder is relying on its own investigation and evaluation of the Company and the Securities and not on any other information.

(b)

The Holder is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. The Holder is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(c)

All corporate action has been taken on the part of the Holder, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note. The Holder has taken all corporate action required to make all of the obligations of the Holder reflected in the provisions of this Note, valid and enforceable obligations.

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(d)

Each certificate or instrument representing Securities will be endorsed with the following legend (or a substantially similar legend), unless or until registered under the 1933 Act:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Section 4.00

General.

(a)

Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys’ fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b)

Assignment, Etc. The Holder may assign or transfer this Note to any transferee at its sole discretion, subject to applicable law. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(c)

Funding Window. The Company agrees that it will not enter into a convertible debt financing transaction, including any “3(a)10” debt exchanges, with any party other than the Holder for a period of 10 Trading Days following the Effective Date. The Company agrees that this is a material term of this Note and any breach of this will result in a default of the Note.

(d)

Governing Law; Jurisdiction.

(i)

Governing Law. This Note will be governed by and construed in accordance with the laws of the state of California without regard to any conflicts of laws or provisions thereof that would otherwise require the application of the law of any other jurisdiction.

(ii)

Jurisdiction and Venue. Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties shall be brought only in the state courts of California or in the federal courts located in San Diego County, California.

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(iii)

No Jury Trial. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

(iv)

Delivery of Process by the Holder to the Company. In the event of an action or proceeding by the Holder against the Company, and only by the Holder against the Company, service of copies of summons and/or complaint and/or any other process that may be served in any such action or proceeding may be made by the Holder via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known attorney as set forth in its most recent SEC filing.

(v)

Notices. Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

(e)

No Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act of 1933, as amended, on the basis of being a “bad actor” as that term is established in the September 13, 2013 Small Entity Compliance Guide published by the SEC.

(f)

Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates any applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal, fees, liquidated damages or interest on this Note.

(g)

Terms of Future Financings. So long as this Note is outstanding, upon any issuance by the Company or any of its subsidiaries of any convertible debt security (whether such debt begins with a convertible feature or such feature is added at a later date) with any conversion price term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Company shall notify the Holder of such additional or more favorable conversion price term and such conversion price term, at the Holder's option, shall become a part of this Note and its supporting documentation. The types of conversion price terms contained in the other security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts and conversion look back periods.

[Signature Page to Follow.]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed on the day and in the year first above written.

JAMMIN JAVA CORP.

By:	/s/ Anh Tran

	Name:	Anh Tran

	Title:	President

	Email:	Anh@marleycoffee.com

Address:

This Convertible Promissory Note of March 15, 2016 is accepted this 15 day of March, 2016 by

Duck Duck Spruce, LLC

By:	/s/ Michael Sobeck
	Name:	Michael Sobeck
	Title:	Manager

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EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert all or part of that certain $220,000 Convertible Promissory Note identified as the Note)

DATE:

____________________________

FROM:

Duck Duck Spruce, LLC

Re: $220,000 Convertible Promissory Note (this “Note”) originally issued by Jammin Java Corp., a Nevada corporation, to Duck Duck Spruce, LLC on March 15, 2016.

The undersigned on behalf of Duck Duck Spruce, LLC, hereby elects to convert $_______________________ of the aggregate outstanding Principal Sum (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.001 par value per share, of Jammin Java Corp. (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in this Note.

Conversion information:
Date to Effect Conversion

Aggregate Principal Sum of Note Being Converted

Aggregate Interest on Amount Being Converted

Remaining Principal Balance

Number of Shares of Common Stock to be Issued

Applicable Conversion Price

Signature

Name

Address

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EXHIBIT B

WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

 JAMMIN JAVA CORP.

The undersigned, being directors of Jammin Java Corp., a Nevada corporation (the “Company”), acting pursuant to the Bylaws of the Corporation, do hereby consent to, approve and adopt the following preamble and resolutions:

Convertible Note with Duck Duck Spruce, LLC

The board of directors of the Company has reviewed and authorized the following documents relating to the issuance of a Convertible Promissory Note in the amount of $220,000 with Duck Duck Spruce, LLC.

The documents agreed to and dated March 15, 2016 are as follows:

5% Convertible Promissory Note of Jammin Java Corp.

Irrevocable Transfer Agent Instructions

Notarized Certificate of Corporate Secretary

Disbursement Instructions

IN WITNESS WHEREOF, the undersigned member(s) of the board of the Company executed this unanimous written consent as of March 15, 2016.

_________________________________

By:

Its:

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EXHIBIT C

NOTARIZED CERTIFICATE OF CORPORATE SECRETARY OF

JAMMIN JAVA CORP.

(Two Pages)

The undersigned, _______________________ is the duly elected Corporate Secretary of Jammin Java Corp., a Nevada corporation (the “Company”).

I hereby warrant and represent that I have undertaken a complete and thorough review of the Company’s corporate and financial books and records, including, but not limited to, the Company’s records relating to the following:

(A)

The issuance of that certain convertible promissory note dated March 15, 2016 (the “Note Issuance Date”) issued to Duck Duck Spruce, LLC (the “Holder”) in the stated original principal amount of $220,000 (the “Note”);

(B)

The Company’s Board of Directors duly approved the issuance of the Note to the Holder;

(C)

The Company has not received and does not contemplate receiving any new consideration from any persons in connection with any later conversion of the Note and the issuance of the Company’s Common Stock upon any said conversion;

(D)

To my best knowledge and after completing the aforementioned review of the Company’s stockholder and corporate records, I am able to certify that the Holder (and the persons affiliated with the Holder) are not officers, directors, or directly or indirectly, ten percent (10.00%) or more stockholders of the Company and none of said persons has had any such status in the one hundred (100) days immediately preceding the date of this Certificate;

(E)

The Company’s Board of Directors have approved duly adopted resolutions approving the Irrevocable Instructions to the Company’s Stock Transfer Agent dated March 15, 2016;

(F)

Mark the appropriate selection:

___ The Company represents that it is not a “shell company,” as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, and has never been a shell company, as so defined; or

___ The Company represents that (i) it was a “shell company,” as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, (ii) since ______, 201__, it has no longer been a shell company, as so defined, and (iii) on _______, 201__, it provided Form 10-type information in a filing with the Securities and Exchange Commission.

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(G)

I understand the constraints imposed under Rule 144 on those persons who are or may be deemed to be “affiliates,” as that term is defined in Rule 144(a)(1) of the Securities Act of 1933, as amended.

(H)

I understand that all of the representations set forth in this Certificate will be relied upon by counsel to Duck Duck Spruce, LLC in connection with the preparation of a legal opinion.

I hereby affix my signature to this Notarized Certificate and hereby confirm the accuracy of the statements made herein.

Signed:	Date:

Name:	Title:

SUBSCRIBED AND SWORN TO BEFORE ME ON THIS ________ DAY OF ____________________ 2016.

Commission Expires:______________

____________________________________

Notary Public

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EXHIBIT D

TO:	Duck Duck Spruce, LLC
FROM:	Jammin Java Corp.
DATE:	March 15, 2016
RE:	Disbursement of Funds

Pursuant to that certain Note Purchase Agreement between the parties listed above and dated March 15, 2016, a disbursement of funds will take place in the amount and manner described below:

Please disburse to:
Amount to disburse:	$200,000
Form of distribution	Wire
Name	Jammin Java Corp.
Company Address
Wire Instructions:	Bank: ABA Routing Number: Account Number: SWIFT Code: Account Name: Phone:

TOTAL: $200,000

For: Jammin Java Corp.

By:	Dated: March 15, 2016

Name:

Its:

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